SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

May 16, 2012

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of Cimarex Energy Co. was held on May 16, 2012.  Three proposals were voted upon at the annual meeting.  Following are the results of voting on each proposal:

Proposal 1.           Elect three Class I directors for terms expiring in 2015.

	For	Against	Abstentions	Broker Non-Votes
Joseph Albi	59,670,229	2,809,139	10,506,786	4,988,356
Jerry Box	55,252,177	17,705,444	28,533	4,988,356
Michael Sullivan	61,831,330	648,438	10,506,386	4,988,356

Proposal 2.           Advisory vote on executive compensation

For	Against	Abstentions	Broker Non-Votes
50,461,210	20,737,944	1,787,000	4,988,356

Proposal 3.           Ratify the appointment of KPMG LLP as independent auditors for 2011.

For	Against	Abstentions
77,503,412	183,637	287,461

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 21, 2012	By:	/s/ Thomas A. Richardson
Thomas A. Richardson,
Vice President and General Counsel